UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

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SEMILEDS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SemiLEDs Corporation
3F, No. 11 Ke Jung Rd., Chu-Nan Site
Hsinchu Science Park, Chu-Nan 350
Miao-Li County, Taiwan, R.O.C.
+886-37-586788

August 11, 2020

Dear Stockholder:

I am pleased to invite you to attend the 2020 Annual Meeting of Stockholders of SemiLEDs Corporation. The meeting will be held on Friday, September 25, 2020 at 9 a.m. local time at SemiLEDs office, which is located at 3rd floor – No. 11 Ke Jung Road, Chu-Nan Site, Hsinchu Science Park, Miao-Li County, Taiwan.

We are furnishing our proxy materials to stockholders primarily over the Internet. This process expedites stockholders’ receipt of proxy materials, while significantly lowering the costs of our annual meeting and conserving natural resources. On August 11, 2020, we mailed to our stockholders a notice containing instructions on how to access our Proxy Statement and 2019 Annual Report to Stockholders and to vote online. The notice also included instructions on how you can receive a paper copy of your annual meeting materials. If you received your annual meeting materials by mail, the Proxy Statement, 2019 Annual Report to Stockholders and proxy card were enclosed.

At this year’s annual meeting, the agenda includes the following items:

Agenda Item	Board Recommendation
Election of directors	FOR

Ratification of the appointment of KCCW Accountancy Corp as our independent registered public accounting firm for fiscal year 2020	FOR

Approve the amendment of the SemiLEDs Corporation 2010 Equity Incentive Plan	FOR

Details regarding the meeting and the business to be conducted are more fully described in the accompanying Notice of 2020 Annual Meeting of Stockholders and Proxy Statement.

Your vote is important. Whether or not you plan to attend the annual meeting, I hope you will vote as soon as possible. You may vote over the Internet or in person at the annual meeting or, if you receive your proxy materials by U.S. mail, you also may vote by mailing a proxy card or voting by telephone. Please review the instructions on the notice or on the proxy card regarding your voting options. Only stockholders showing proof of ownership on the record date will be allowed to attend the meeting in person.

Sincerely yours,

Trung T. Doan

Chairman of the Board and President and
Chief Executive Officer

SemiLEDs Corporation
3F, No. 11 Ke Jung Rd., Chu-Nan Site
Hsinchu Science Park, Chu-Nan 350
Miao-Li County, Taiwan, R.O.C.
+886-37-586788

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	9 a.m. local time on Wednesday, September 25, 2020

PLACE	SemiLEDs 3rd floor – No. 11 Ke Jung Road, Chu-Nan Site, Hsinchu Science Park, Miao-Li County, Taiwan

AGENDA	•	Elect the five director nominees named in the Proxy Statement

	•	Ratify the appointment of KCCW Accountancy Corp as our independent registered public accounting firm for fiscal year 2020

	•	Approve the amendment of the SemiLEDs Corporation 2010 Equity Incentive Plan

	•	Transact such other business as may properly come before the annual meeting (including adjournments and postponements)

RECORD DATE	July 29, 2020

VOTING

Please vote as soon as possible to record your vote, even if you plan to attend the annual meeting. Your broker will NOT be able to vote your shares with respect to the election of directors and most of the other matters presented at the meeting, unless you have given your broker specific instructions to do so. We strongly encourage you to vote. You have three options for submitting your vote before the annual meeting:

	•	Internet

	•	Phone

	•	Mail

By Order of the Board of Directors,

Christopher Lee
Corporate Secretary

Chu-Nan, Taiwan
August 11, 2020

INTERNET AVAILABILITY OF PROXY MATERIALS

We are furnishing proxy materials to our stockholders primarily via the Internet. On August 11, 2020, we mailed most of our stockholders on the record date a Notice Regarding the Availability of Proxy Materials (“Notice of Internet Availability”) containing instructions on how to access and review all of the important information contained in our proxy materials, including our Proxy Statement and our 2019 Annual Report to Stockholders. The Notice of Internet Availability also instructs you on how to vote via the Internet. Other stockholders, in accordance with their prior requests, have been mailed paper copies of our proxy materials and a proxy card or voting form.

Internet distribution of our proxy materials is designed to expedite receipt by stockholders, lower the cost of the annual meeting, and conserve natural resources. However, if you would prefer to receive paper copies of proxy materials, please follow the instructions included in the Notice of Internet Availability.

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be Held on September 25, 2020:
The Notice of the 2020 Annual Meeting, the Proxy Statement and
the 2019 Annual Report to Stockholders are available at www.proxyvote.com.

ATTENDING THE ANNUAL MEETING

•	Doors open at 8:30 a.m. local time
•	Meeting starts at 9 a.m. local time
•	Proof of SemiLEDs Corporation stock ownership and photo identification will be required to attend the annual meeting
•	You do not need to attend the annual meeting to vote if you submitted your proxy in advance of the annual meeting

QUESTIONS

For questions regarding	Contact:

Annual meeting	Investor Relations
investor@semileds.com
+886-37-586788

Stock ownership for registered holders	American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219
800-937-5449 US & Canada
718 921 8124 International
Email Address: info@amstock.com

Hearing Impaired (TTY): (866) 703-9077 /
(718) 921-8386
Internet: www.amstock.com

Stock ownership for beneficial holders	Please contact your broker, bank, or other nominee

SemiLEDs Corporation
3F, No. 11 Ke Jung Rd., Chu-Nan Site
Hsinchu Science Park, Chu-Nan 350
Miao-Li County, Taiwan, R.O.C.
+886-37-586788

PROXY STATEMENT

Our Board of Directors (the “Board”) solicits your proxy for the 2020 Annual Meeting of Stockholders and any postponement or adjournment of the meeting for the matters set forth in “Notice of 2020 Annual Meeting of Stockholders.” The annual meeting will be held on Friday, September 25, 2020 at 9 a.m. local time at SemiLEDs 3rd floor – No. 11 Ke Jung Road, Chu-Nan Site, Hsinchu Science Park, Miao-Li County, Taiwan. We made this Proxy Statement available to stockholders beginning on August 11, 2020.

Record Date	July 29, 2020

Quorum	Holders of a majority of the voting power of all issued and outstanding shares on the record date must be present in person or represented by proxy

Shares Outstanding	4,006,323 shares of common stock outstanding as of July 29, 2020

Voting by Proxy	Internet, telephone, or mail

Voting at the Meeting

We encourage stockholders to vote in advance of the annual meeting, even if they plan to attend the meeting. In order to be counted, proxies submitted by Internet or telephone must be received by 11:59 p.m. Eastern Standard Time on September 23, 2020. Stockholders can vote in person during the meeting. Stockholders of record who attend the annual meeting in person may obtain a ballot. Beneficial holders who attend the annual meeting in person must obtain a proxy from their broker, bank, or other nominee prior to the date of the annual meeting and present it with their ballot. Voting in person by a stockholder during the meeting will replace any previous votes.

Changing Your Vote

Stockholders of record may revoke their proxy at any time before the polls close by submitting a later-dated proxy card, by voting in person at the annual meeting, by delivering instructions to our Corporate Secretary before the annual meeting or by voting again using the Internet or telephone before the cut-off time. (Your latest Internet or telephone proxy is the one that will be counted.) If you hold shares through a broker, bank, or other nominee, you may revoke any prior voting instructions by contacting that firm.

Votes Required to Adopt Proposals

Each share of our common stock outstanding on the record date is entitled to one vote on each of the five director nominees and one vote on each other matter. The election of directors is determined by the plurality of votes. The ratification of the appointment of KCCW Accountancy Corp as our independent registered public accounting firm and the amendment of the SemiLEDs Corporation 2010 Equity Incentive Plan are determined by a majority of votes cast affirmatively or negatively.

Effect of Abstentions and Broker Non-Votes

Shares voting “withhold” have no effect on the election of directors. Abstentions will have no effect on the ratification of the appointment of KCCW Accountancy Corp as our independent registered public accounting firm for fiscal year 2020, or the amendment of the SemiLEDs Corporation 2010 Equity Incentive Plan. Broker non-votes (shares held by brokers that do not have discretionary authority to vote on a matter and have not received voting instructions from their clients) have no effect on the ratification of the appointment of KCCW Accountancy Corp or the amendment of the SemiLEDs Corporation 2010 Equity Incentive Plan.  If you are a beneficial holder and do not provide specific voting instructions to your broker, the organization that holds your shares will not be authorized to vote on the election of directors, or the amendment of the SemiLEDs Corporation 2010 Equity Incentive Plan. Accordingly, we encourage you to vote promptly, even if you plan to attend the annual meeting.

Voting Instructions

If you complete and submit your proxy voting instructions, the persons named as proxies will follow your instructions. If you are a stockholder of record and you submit proxy voting instructions but do not direct how to vote on each proposal, the persons named as proxies will vote as the Board recommends on each proposal. The persons named as proxies will vote on any other matters properly presented at the annual meeting in accordance with their best judgment. Our Bylaws set forth requirements for advance notice of nominations and agenda items for the annual meeting, and we have not received timely notice of any such matters that may be properly presented for voting at the annual meeting, other than the items from the Board described in this Proxy Statement.

Voting Results	We will announce preliminary results at the annual meeting. We will report final results in a filing with the U.S. Securities and Exchange Commission (“SEC”) on Form 8-K.

PROPOSAL 1:  ELECTION OF DIRECTORS

Upon the recommendation of our Nominating and Corporate Governance Committee, our Board has nominated the five persons listed below to serve as directors. Each director’s term runs from the date of his election until our next annual stockholders’ meeting, or until his successor is elected or appointed. If any director nominee is unable or unwilling to serve as a nominee at the time of the annual meeting, the persons named as proxies may vote for a substitute nominee chosen by the present Board to fill the vacancy. We have no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a director.

Board Composition

Our Nominating and Corporate Governance Committee is charged with identifying and evaluating individuals qualified to serve as members of the Board and recommending to the full Board nominees for election as directors. We seek directors with experience in areas relevant to the strategy and operations of the Company. We seek a Board that collectively has a range and diversity of skills, experience, age, industry knowledge and other factors in the context of the needs of the Board. The biographies of each of the nominees below contains information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee to determine that the person should serve as a director of our Company. In addition to the information presented below regarding each director’s specific experience, qualifications, attributes and skills that led our Nominating and Corporate Governance Committee and Board to the conclusion that he should serve as a director, we also believe that each of our directors has a reputation for integrity, honesty and adherence to high ethical standards. Each of our directors has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to our Company and our Board. Each of our director nominees is currently serving on the Board.

Our nominees for election as directors at the annual meeting include our President and Chief Executive Officer (“CEO”) and three independent directors, as defined in the applicable rules for companies traded on The Nasdaq Stock Market (“Nasdaq”), Walter Michael Gough, Dr. Edward Kuan Hsiung Hsieh, Roger Lee and Scott R. Simplot. Mr. Lee was recommended by the Nominating and Corporate Governance Committee to serve on the Board again. See “Corporate Governance—Director Independence” below.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE FOLLOWING NOMINEES.

Nominees

Trung T. Doan, 61, has served as a director, Chairman of our Board and as our CEO since January 2005, and as our President since August 2012. Prior to joining us, Mr. Doan served as Corporate Vice President of Applied Global Services (AGS) Product Group at Applied Materials, Inc. and also served as President and Chief Executive Officer of Jusung Engineering, Inc., a semiconductor/LCD equipment company in Korea. In addition, Mr. Doan served as Vice President of Process Development at Micron Technology Inc. Mr. Doan previously served as a director of Advanced Energy Industries, a publicly traded manufacturer of power conversion and control systems within the past five years. Mr. Doan also previously served as a director of Dolsoft Corporation, a privately held software company, as a director of Nu Tool Inc., a semiconductor technology company, and as a director of EMCO, a publicly traded manufacturer of advanced flow control devices and systems. Mr. Doan holds a bachelor of science degree in nuclear engineering from the University of California, Santa Barbara, where he graduated with honors, and a master of science degree in chemical engineering from the University of California, Santa Barbara. Our Board has determined that Mr. Doan should serve on our Board and as our Chairman based on his in-depth knowledge of our business and industry and his experience serving on the boards of directors of several major technology companies, as well as in management roles in the technology industry.

Walter Michael Gough, 65, has served as a director since April 2016. Mr. Gough has led Gough and Associates, a firm that specializes in financial consulting for domestic and international companies since 2005. He is also a tenured faculty member in Accounting and Business at DeAnza College in Cupertino, California where he has taught since 1985. From June 2000 to June 2004, he was Chief Financial Officer and Financial Consultant at NuTool Inc., a semiconductor equipment manufacturer. From 1995 through 1999, he was a founding member and Chief Financial Officer of Invest In Yourself, LLC; an organization that provided consulting for professional sports franchises. Prior to teaching and consulting, Mr. Gough was a financial analyst and contracts manager at Watkins-Johnson Company, a high technology electronics firm. Before Watkins-Johnson, Mr. Gough worked for Kidder Peabody, an investment banking firm. He holds MBA and BA degrees (cum laude) from Santa Clara University, and a Masters in English from Notre Dame de Namur University. Our Board has determined that Mr. Gough should serve on our Board based on his experience as a consultant to technology companies in both the United States and Taiwan, his prior experience as a chief financial officer of several companies, and his expertise in accounting and finance.

Dr. Edward Kuan Hsiung Hsieh, 67, has served as a director since February 2012. Dr. Hsieh has been Chairman, Chief Executive Officer and a director of Eton Intelligent Technologies, a media and publications company, since April 2000 and Chairman, Chief Executive Officer and a director of VR Networks, a VoIP and Internet networks company, since January 2000. He has also served as an Adjunct Professor at National Taiwan University since February 2009. From February 2007 to February 2010, Dr. Hsieh was Chief Executive Officer of Asia Pacific Telecom, a 3G mobile and fixed line telecommunications company, as well as Executive Director of APOL, an Internet service provider. He also served as Chairman of International Christian Goodwill within the past five years. Dr. Hsieh holds a bachelor of science degree in electrical engineering from National Taiwan University, a master of science degree in electrical engineering from the University of California, Santa Barbara and a doctor of philosophy degree in electrical engineering from Cornell University. He also studied accounting at the University of California, Los Angeles. Our Board has determined that Dr. Hsieh should serve as a director based on his experience teaching master of business administration classes at National Taiwan University, his service as an International Financial Adviser with Merrill Lynch, Pierce, Fenner & Smith and his management roles at several start-up companies.

Roger Lee, 61, has served as a director since September 2019. Mr. Lee previously served as a director and an Audit Committee member of SemiLEDs from August 2017 to March 2019. Mr. Lee has more than 30 years of semiconductor experience and leadership. He has been the President and CEO of TF Semiconductor Solutions (TFSS) since August 2014. Prior to becoming the CEO of TFSS, Mr. Lee served as world-wide COO and Interim President & CEO of Telefunken Semiconductors located in Roseville, California and Heilbronn, Germany from May 2011 to July 2014. Mr. Lee began his career as an engineer for Texas Instruments. During his career, Mr. Lee has served on numerous boards and held a variety of executive and senior-level positions for several companies, including senior vice president of SMIC. Previously, he co-founded the SMIC-Toppan JV (TSES) where he served as its vice chairman of its Board of Directors, and had held several senior management positions, including senior fellow and head of flash memory at Micron Technology and was instrumental to the development of Micron’s flash memory program. More recently, he was COO and a board member of Founder Microelectronics, Inc. in Shenzhen, China where he was responsible for overall company operations, including fab manufacturing, sales and marketing, facilities, and R&D operations. Mr. Lee earned his Bachelor’s degree and Master’s degree in Electrical Engineering from Iowa State University. Our Board has determined that Mr. Lee should serve on our Board based on his experience with technology companies and other organizations in both the United States and China.

Scott R. Simplot, 73, has served as a director since March 2005. Mr. Simplot has been Chairman of the board of directors and a director of J.R. Simplot Company since May 2001 and August 1970, respectively. Mr. Simplot holds a bachelor of science degree in business from the University of Idaho and a master of business administration degree from the University of Pennsylvania. Mr. Simplot became a director on our Board as part of his duties as the Chairman of the board of J.R. Simplot Company, the 100% owner of Simplot Taiwan, Inc., which was entitled to designate two members of our board of directors in connection with J.R. Simplot Company’s investment in our Series A convertible preferred stock. Our Board has determined that Mr. Simplot should serve as a director based on the extensive knowledge and insight he brings to our Board from his experience serving as Chairman and holding a variety of management positions at a large private company and serving on the boards of directors of companies in a variety of industries.

Executive Officers

In addition to Mr. Doan, our CEO, who also serves as a director, our executive officers as of July 29, 2020 consisted of the following:

Christopher Lee, 49, has served as our Chief Financial Officer since September 2015. From November 21, 2014 until his appointment as Chief Financial Officer, Mr. Lee was the interim Chief Financial Officer of the Company. Mr. Lee joined SemiLEDs in September 2014. Mr. Lee has over 20 years of experience in accounting and finance, including US GAAP, PCAOB standards and SEC rules and regulations. Prior to joining us, Mr. Lee was a partner of KEDP CPA Group from August 2009 to June 2011 and a self-employed accountant from July 2011 to August 2014. Mr. Lee holds a BS degree in accounting from Ohio State University and a MS degree in business taxation from Golden Gate University and is licensed as a Certified Public Accountant (CPA) in the United States.

CORPORATE GOVERNANCE

Board Responsibilities and Structure

The Board oversees, counsels, and directs management in the long-term interests of the Company and our stockholders. The Board’s responsibilities include:

•	selecting, evaluating the performance of, and determining the compensation of the CEO and other executive officers;
•	overseeing the risks that the Company faces;
•	reviewing and approving our major financial objectives and strategic and operating plans, and other significant actions;
•	overseeing the conduct of our business and the assessment of our business and other enterprise risks to evaluate whether the business is being properly managed; and
•	overseeing the processes for maintaining our integrity with regard to our financial statements and other public disclosures, and compliance with law and ethics.

The Board and its committees met throughout the year on a set schedule, held special meetings, and acted by written consent from time to time as appropriate. During fiscal year 2019, the Board held executive sessions for the independent directors to meet without Mr. Doan present at the end of every Board meeting.

Our Bylaws do not dictate a particular Board structure, and the Board is free to determine whether or not to have a Chairman and, if so, to select that Chairman and our CEO in the manner it considers our best interest. Currently, the Board has selected Mr. Doan to hold the position of both Chairman of the Board and CEO. Mr. Doan’s experience at the Company has afforded him intimate knowledge of the issues, challenges and opportunities facing each of the Company’s businesses. Accordingly, he is well positioned to focus the Board’s attention on the most pressing issues facing the Company. The Board has not appointed a lead independent director. The Board believes its administration of its risk oversight function has not affected the Board’s leadership structure.

Director Independence

The published listing requirements of Nasdaq dictate that a majority of the Board be comprised of independent directors whom our Board has determined have no material relationship with our Company and who are otherwise “independent” directors under those listing requirements. Our current Board consists of the five persons listed above. The Board has determined that each of our current directors, other than Mr. Doan, our CEO, qualifies as an independent director, such that more than a majority of our directors are independent directors under the Nasdaq rules.

The Nasdaq rules have objective tests and a subjective test for determining who is an “independent director.” Under the objective tests, a director cannot be considered independent if:

•	the director is, or at any time during the past three years was, an employee of the company;
•

the director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for board or board committee service);

•	a family member of the director is, or at any time during the past three years was, an executive officer of the company;
•

the director or a family member of the director is a partner in, controlling stockholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceeded 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever was greater (subject to certain exclusions);

•

the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the company served on the compensation committee of such other entity; or

•

the director or a family member of the director is a current partner of the company’s outside auditor, or at any time during the past three years was a partner or employee of the company’s outside auditor, and who worked on the company’s audit.

The subjective test states that an independent director must be a person who lacks a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has not established categorical standards or guidelines to make these subjective determinations but considers all relevant facts and circumstances.

In addition to the Board-level standards for director independence, the Nasdaq rules provide that directors, of whom there must be three, who serve on the Audit Committee must each satisfy standards established by the SEC that require that members of audit committees must not be affiliated persons of the issuer and may not accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer other than their director compensation.

Transactions Considered in Independence Determinations

In making its independence determinations, the Board considered transactions that occurred since the beginning of fiscal year 2019 between the Company and entities associated with the independent directors or members of their immediate family. All identified transactions that appeared to relate to the Company and a family member of, or entity with a known connection to, a director, were presented to the Board for consideration.

None of the non-employee directors was disqualified from “independent” status under the objective tests. In making its subjective determination that each of our Company’s non-employee director is independent, the Board reviewed and discussed additional information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to the Company and the Company’s management. The Board considered the transactions in the context of the Nasdaq objective standards, the special standards established by the SEC for members of audit committees, and the SEC standards for compensation committee members. Based on all of the foregoing, as required by the Nasdaq rules, the Board made a subjective determination that, because of the nature of the director’s relationship with the entity and/or the amount involved, no relationships exist that, in the opinion of the Board, would impair the director’s independence.

Board Committees and Charters

The Board delegates various responsibilities and authority to different Board committees. Committees regularly report on their activities and actions to the full Board. The Board currently has, and appoints the members of, a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. Each of the Board committees has a written charter approved by the Board, and we post each charter on our web site at http://investors.semileds.com/governance.cfm. Each committee can engage outside experts, advisors and counsel to assist the committee in its work. The following table identifies the directors who served on committees during fiscal 2019.

Name	Audit	Compensation	Nominating and Corporate Governance
Dr. Edward Kuan Hsiung Hsieh	Chair	✓
Walter Michael Gough	✓
Roger Lee	✓
Scott R. Simplot		Chair	Chair
Number of Committee Meetings Held in Fiscal Year 2019	5	2	2

Audit Committee

Our Audit Committee is responsible for, among other things:

•	reviewing and approving the selection of our independent auditors, and approving the audit and non-audit services to be performed by our independent auditors;
•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;
•	reviewing the adequacy and effectiveness of our internal control policies and procedures;
•	discussing the scope and results of the audit with the independent auditors and reviewing with management and the independent auditors our interim and year-end operating results; and
•	preparing the Audit Committee Report that the SEC requires in our annual proxy statement.

The Board believes that each current member of our Audit Committee is an independent director under the Nasdaq rules and meets the additional SEC independence requirements for audit committee members. It has also determined that Dr. Hsieh and Mr. Gough meet the requirements of an “audit committee financial expert,” as defined in Regulation S-K.

Compensation Committee

Our Compensation Committee is responsible for, among other things:

•	overseeing our compensation policies, plans and benefit programs;
•

reviewing and approving for our executive officers: the annual base salary, the annual incentive bonus, including the specific goals and amount, equity compensation, employment agreements, severance arrangements and change in control arrangements, and any other benefits, compensation or arrangements;

•	reviewing and determining our equity-based compensation plans; and
•	administering our equity-based compensation plans.

Although the Compensation Committee has the authority to determine the compensation paid to executive officers, other officers, employees, consultants and advisors, it can delegate its responsibility for setting compensation for individuals other than the CEO to a subcommittee, in the case of other officers, or to officers, in the case of employees and consultants. It may also delegate to officers the authority to grant options or other equity or equity-based awards to employees who are not executive officers or members of the Board. It may also generally take into account the recommendations of the CEO, other than with respect to his own compensation. The Compensation Committee has not engaged an independent compensation consultant to assist it since fiscal 2014.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for, among other things:

•	identifying prospective director nominees and recommending nominees for each annual meeting of stockholders to the Board;
•	reviewing developments in corporate governance practices and developing and recommending governance principles applicable to our Board;
•	overseeing the evaluation of our Board and management; and
•	recommending members for each Board committee to our Board.

Our Nominating and Corporate Governance Committee has not established any minimum qualifications for directors although in assessing the skills and characteristics of individual members, it must give due regard for independence and financial literacy considerations dictated by the Nasdaq rules. The Nominating and Corporate Governance Committee does not at this time have a policy regarding its consideration of director candidates recommended by stockholders, as it has not yet received any such recommendations. It may adopt a policy if such recommendations are received. In nominating candidates, the Nominating and Corporate Governance Committee takes into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses or other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, requirements of Nasdaq and the SEC to maintain a minimum number of independent or non-interested directors, requirements of the SEC as to disclosure regarding persons with financial expertise on the Company’s Audit Committee and the extent to which the candidate generally would be a desirable addition to the Board and any committees of the Board. The Committee believes the Board generally benefits from diversity of skills, experience, age, industry knowledge of background, and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. Any stockholder wishing to nominate a director must follow the procedures described in “Other Matters” below.

Attendance at Board, Committee and Annual Stockholders’ Meetings

The Board held seven meetings in fiscal year 2019. We expect each director to attend every meeting of the Board and the committees on which he serves and encourage them to attend the annual stockholders’ meeting. All current directors attended at least 75% of the aggregate meetings of the Board and the committees on which they served in fiscal year 2019, and all directors attended the 2019 annual meeting of stockholders other than Mr. Lee who was not serving on the Board at the time.

Risk Management

The Board is involved in the oversight of risks that could affect the Company. The Board also monitors cyber threat trends, regulatory developments, and major threats to the Company, including setting expectations and accountability for management, as well as assessing the adequacy of resources, funding, and focus on cyber risk management activities. This oversight is conducted primarily through the Audit Committee which, on behalf of the Board, is charged with overseeing the principal risk exposures we face and our mitigation efforts in respect of these risks. The Audit Committee is responsible for interfacing with management and discussing with management the Company’s principal risk exposures and the steps management has taken to monitor and control risk exposures, including risk assessment and risk management policies. The Compensation Committee also plays a role in that it is charged, in overseeing the Company’s overall compensation structure, with assessing whether that compensation structure creates risks that are reasonably likely to have a material adverse effect on us.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. These standards are designed to deter wrongdoing and to promote honest and ethical conduct. The Code of Business Conduct and Ethics is available at our website at http://investors.semileds.com/governance.cfm. Any amendments to the Code, or any waivers of its requirements required to be disclosed pursuant to SEC or Nasdaq requirements, will be disclosed on the website.

Communications from Stockholders and Other Interested Parties to Directors

The Board recommends that stockholders and other interested parties initiate communications with the Board, any committee of the Board or any individual director in writing to the attention of our Corporate Secretary at our principal executive office at 3F, No. 11 Ke Jung Rd., Chu-Nan Site, Hsinchu Science Park, Chu-Nan 350, Miao-Li County, Taiwan, R.O.C. This process will assist the Board in reviewing and responding to stockholder communications in an appropriate manner. The Board has instructed our Corporate Secretary to review such correspondence and, at his discretion, not to forward items if he deems them to be of a commercial or frivolous nature or otherwise inappropriate for the Board’s consideration.

PROPOSAL 2:  RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2020

KCCW Accountancy Corp served as our independent registered public accounting firm for fiscal year 2019 and has been selected to serve as the Company’s accounting firm for fiscal year 2020. Prior to that, BF Borgers CPA PC (“BF Borgers”) served as our independent registered public accounting firm and audited the Company’s financial statements for fiscal year 2018.

On August 29, 2019, in connection with the appointment of KCCW Accountancy Corp, the Audit Committee approved the dismissal of BF Borgers as the Company's independent registered public accounting firm. The decision to change the Company's independent registered public accounting firm was the result of a request for proposal process in which the Audit Committee conducted a competitive process to select the independent registered public accounting firm.

BF Borgers’ reports on the Company’s consolidated financial statements for the fiscal years ended August 31, 2018 and 2017 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles except as follows: BF Borgers’ report on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended August 31, 2018 and 2017, contained a separate paragraph stating that those “consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements in the Company’s Annual Reports for the year ended August 31, 2018 and 2017, the Company has suffered recurring losses from operations, has not generated sufficient net cash flows from operating activities and has an accumulated deficit that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The consolidated financial statements and financial statement schedule do not include any adjustments that might result from the outcome of this uncertainty.”

BF Borgers’ audit report expressed no opinion on the effectiveness of internal control over financial reporting as of August 31, 2017, with a separate paragraph stating that “the Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the Company's internal control over financial reporting.  Accordingly, we express no such opinion.”

In connection with the audits of the Company’s consolidated financial statements for the fiscal years ended August 31, 2018 and 2017, and subsequent interim periods through August 29, 2019, there were no disagreements with BF Borgers on any matters of accounting principles or practices, financial statement disclosure, or auditing scope procedure which, disagreements, if not resolved to BF Borgers’ satisfaction, would have caused BF Borgers to make reference to the matter in their reports.

As a matter of good corporate governance, the Audit Committee is submitting its appointment to our stockholders for ratification. If the appointment of KCCW Accountancy Corp is not ratified by the majority of the shares of common stock present or represented at the annual meeting and entitled to vote on the proposal, the Audit Committee will review its future appointment of an independent registered public accounting firm in light of that vote result.

The Audit Committee pre-approves and reviews audit and non-audit services performed by our independent registered public accounting firm, as well as the fees charged for such services. In its pre-approval and review of non-audit service fees, the Audit Committee considers, among other factors, the possible effect of the performance of such services on the auditor’s independence. For additional information concerning the Audit Committee and its activities with the independent registered public accounting firm, see “Corporate Governance” and “Audit Committee Report” in this Proxy Statement.

We expect that representatives of KCCW Accountancy Corp will attend the annual meeting, and the representative will have an opportunity to make a statement if he or she so chooses. The representative will also be available to respond to appropriate questions from stockholders.

Fees Billed by Independent Registered Public Accounting Firm

The following table shows the fees and related expenses for audit and other services provided by KCCW Accountancy Corp billed for fiscal year 2019 and BF Borgers CPA PC billed for fiscal year 2018. The services described in the following fee table were approved in conformity with the Audit Committee’s pre-approval process.

	KCCW Accountancy Corp	BF Borgers CPA PC
	2019 Fees	2018 Fees
Audit Services	$104,000	$186,000
Audit-Related Services	—	—
Tax Services	7,000	7,000
All Other Services	—	—
Total	$111,000	$193,000

Audit Services.  This category includes the audit of our annual consolidated financial statements, review of our quarterly condensed consolidated financial statements and services that are normally provided by our independent auditors in connection with statutory and regulatory filings or engagements. This category also includes statutory audits required by the Tax Bureau of Taiwan for certain of our subsidiaries in Taiwan.

Tax Services. The services for the fees disclosed in this category include tax return preparation and technical tax advice.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BF BORGERS CPA PC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2020.

AUDIT COMMITTEE REPORT

During fiscal year 2019, the Audit Committee of the Board consisted of the three directors whose names appear below.

The Audit Committee’s general role is to assist the Board in monitoring the Company’s financial reporting process and related matters. Its specific responsibilities are set forth in its charter.

The Audit Committee has reviewed the Company’s financial statements for fiscal year 2019 and met with management, as well as with representatives of KCCW Accountancy Corp, the Company’s independent registered public accounting firm, to discuss the financial statements. The Audit Committee also discussed with members of KCCW Accountancy Corp the matters required to be discussed by the Public Company Accounting Oversight Board and SEC.

In addition, the Audit Committee received the written disclosures and the letter from KCCW Accountancy Corp required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with members of KCCW Accountancy Corp its independence.

Based on these discussions, the financial statement review and other matters it deemed relevant, the Audit Committee recommended to the Board that the Company’s audited financial statements for fiscal year 2019 be included in the Company’s Annual Report on Form 10-K for fiscal year 2019.

November 20, 2019	Dr. Edward Kuan Hsiung Hsieh (Chairman)
Walter Michael Gough
Roger Lee

PROPOSAL 3: APPROVAL OF THE AMENDMENT OF THE
SEMILEDS CORPORATION 2010 EQUITY INCENTIVE PLAN

The SemiLEDs Corporation 2010 Equity Incentive Plan was originally adopted by our Board in November 2010 and approved by our stockholders in December 2010 and subsequently amended on April 2014 and on July 31 2019.  On July 10, 2020, subject to the approval of the Company’s stockholders at the annual meeting, the Board amended the 2010 Equity Incentive Plan (the plan, as amended, the “Incentive Plan”) to increase the authorized share reserve by an additional 400,000 shares. At the annual meeting, stockholders are now being asked to approve the Incentive Plan, which will become effective upon its approval by the stockholders at the annual meeting.

The purpose of the Incentive Plan is to advance the interests of the Company’s stockholders by enhancing our ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders.  The Board believes strongly that the approval of the Incentive Plan is essential to our future success.  In particular, we believe that our employees are our most valuable assets and that the awards permitted under the Incentive Plan are vital to our ability to attract and retain outstanding and highly skilled individuals.  Such awards also are crucial to our ability to motivate our employees to achieve the Company’s goals. The Incentive Plan will allow us the flexibility to achieve our goals and incentivize our service providers through awards of stock options, stock appreciation rights, restricted stock and restricted stock units.  Each of these is referred to individually as an “award.”

The following is a summary of the principal features of the Incentive Plan. This summary, however, does not purport to be a complete description of all of the provisions of the Incentive Plan. It is qualified in its entirety by reference to the full text of the Incentive Plan, which is set forth in its entirety as Appendix A.

Share Reserve and Individual Award Limits

The maximum aggregate number of shares of Company common stock that will be approved for issuance under the Incentive Plan is 1,421,428 shares, which includes the 271,428 shares that were approved by stockholders in December 2010 and 250,000 shares in April 2014, which amounts reflect the one-for-ten reverse stock split (the “Reverse Stock Split”) in fiscal year 2016, the 500,000 shares that were approved by stockholders in July 2019, and an additional 400,000 shares added in connection with this proposal. Based on the Company’s records as of June 30, 2020, if the Incentive Plan is approved, 948,456 shares will be available for issuance under the Incentive Plan, which amount takes into account the 472,972 shares that have been previously issued under the Incentive Plan.

Shares subject to options, stock appreciation rights or restricted stock units granted under the Incentive Plan that are forfeited or terminate for any other reason before being exercised or settled will again become available for future issuance under the Incentive Plan.  If stock appreciation rights are exercised, then only the number of shares (if any) actually issued in settlement of such stock appreciation rights will reduce the number available under the Incentive Plan and the balance will again become available for issuance under the Incentive Plan.  If restricted stock units are settled, then only the number of shares (if any) actually issued in settlement of such restricted stock units will reduce the number available under the Incentive Plan and the balance will again become available for issuance under the Incentive Plan.  If restricted stock or shares issued upon the exercise of options are reacquired by the Company pursuant to a forfeiture provision or for any other reason, then such shares will again become available for issuance under the Incentive Plan.  Further, any dividend equivalents paid or credited under the Incentive Plan will not be applied against the number of shares that may be issued under the Incentive Plan, whether or not such dividend equivalents are converted into restricted stock units.

Under the Incentive Plan, no participant may be granted options or stock appreciation rights covering more than 35,000 shares each during any single fiscal year, except that options and stock appreciation rights covering up to 35,000 shares each may be granted to a new employee in the fiscal year in which his or her employment commences.  In addition, no more than 35,000 shares each of restricted stock or restricted stock units that are subject to performance-based vesting conditions may be granted to any participant in a single fiscal year, except that up to 35,000 shares each of restricted stock and restricted stock units subject to performance-based vesting conditions may be granted to a new employee in the fiscal year in which his or her employment commences.

In the event of a subdivision of the outstanding shares, a stock split, a reverse stock split, a declaration of a dividend payable in shares or a combination or consolidation of the outstanding shares (by reclassification or otherwise) into a lesser number of shares, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company, corresponding adjustments will automatically be made in the maximum number and type of shares or other securities that may be issued under the Incentive Plan, the maximum number and type of shares that may be granted to any participant in any calendar year, the number and type of shares subject to outstanding awards and the exercise price of outstanding awards.

As of June 30, 2020, stock options covering an aggregate of 7,700 shares of common stock and restricted stock units covering an aggregate of 143,500 shares of common stock were outstanding under the Incentive Plan. The weighted average exercise price of all options outstanding under the Incentive Plan as of June 30, 2020 was approximately $158.88, and the weighted average remaining term of such options was approximately 0.69 years. As of July 20, 2020, the closing price of a share of our common stock on the Nasdaq was $3.28.

Administration

The Incentive Plan is administered by our compensation committee. The compensation committee has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the Incentive Plan and to interpret the provisions of the Incentive Plan and any award agreements entered into under the Incentive Plan. Pursuant to the terms of the Incentive Plan, the Board may delegate certain authority under the Incentive Plan to one or more committees or subcommittees of the Board or one or more officers of the Company satisfying applicable laws (collectively, referred to herein as the “Committee”).

Subject to the provisions of the Incentive Plan, the Committee has the power to select the recipients of awards, to determine the number of shares subject to any award, to establish and verify the extent of satisfaction of any performance goals or other conditions applicable to awards, to determine whether, and the extent to which, adjustments are required under the Incentive Plan, and to determine the terms and conditions of awards.  Discretionary awards to our non-employee directors will only be granted and administered by a committee of the Board, all of the members of which are independent as defined by the Nasdaq Marketplace Rules.

Eligibility and Types of Awards under the Incentive Plan

The Incentive Plan permits the granting of stock options, stock appreciation rights, restricted stock and restricted stock units.  Employees, officers, directors and consultants of the Company and its subsidiaries and affiliates are eligible to be granted awards under the Incentive Plan. As of June 30, 2020, approximately 150 employees including the Company’s two executive officers, four non-employee directors and no consultants were eligible to participate in the Incentive Plan.

Options

The Committee may grant nonstatutory stock options or incentive stock options (which are entitled to potentially favourable tax treatment) under the Incentive Plan. The number of shares covered by each stock option granted to a participant (subject to the Incentive Plan’s stated limit) and all other terms and conditions will be determined by the Committee.  The stock option exercise price is established by the Committee and must be at least 100% of the fair market value of a share on the date of grant.  Consistent with applicable laws, regulations and rules, and to the extent authorized by the Committee, payment of the exercise price of stock options may be made by cash or check, broker assisted cashless exercise, shares of our common stock and/or any other lawful means.

After a termination of service with the Company, a participant will be able to exercise the vested portion of his or her option for the period of time stated in the applicable stock option agreement.  Unless otherwise provided by the Committee, unvested stock options will generally expire upon termination of the participant’s employment and vested stock options will generally expire three months (or 12 months, in the case of death or disability) following termination of the participant’s employment.  In no event, however, may a stock option be exercised beyond its original expiration date. The term of a stock option will not exceed 10 years from the date of grant.

Stock Appreciation Rights

The Committee may grant stock appreciation rights under the Incentive Plan. Stock appreciation rights typically provide for the right to receive the appreciation in the fair market value of our common stock between the grant date and the exercise date.  The number of shares of Company common stock covered by each stock appreciation right (subject to the Incentive Plan’s stated limit) and all other terms and conditions will be determined by the Committee. Stock appreciation rights are generally subject to the same terms and limitations applicable to options.  Stock appreciation rights may be paid in cash or shares or any combination of both, as determined by the Committee, in its sole discretion.

Restricted Stock

The Committee may award shares of restricted stock under the Incentive Plan.  Shares of restricted stock are shares that vest in accordance with the terms and conditions established by the Committee in its sole discretion. The Committee will determine the terms of any restricted stock award, including the number of shares subject to such award (subject to the Incentive Plan’s stated limit), and the minimum period over which the award may vest.  Participants holding an award of restricted stock will generally have the same voting, dividend and other rights as other stockholders of the Company.

Restricted Stock Units

The Committee may also grant an award of restricted stock units under the Incentive Plan.  A restricted stock unit is a bookkeeping entry representing an amount equivalent to the fair market value of one share of our common stock. Participants are not required to pay any consideration to the Company at the time of grant of a restricted stock unit award. The Committee will determine the terms of any restricted stock unit award, including the number of shares covered by such award (subject to the Incentive Plan’s stated limit), and the minimum period over which the award may vest. When the participant satisfies the conditions of a restricted stock unit award, the Company will pay the participant cash or shares of our common stock to settle the vested restricted stock units.  The holders of restricted stock units will have no voting rights.  Prior to settlement or forfeiture, any restricted stock units awarded under the Incentive Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents.  Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one share while the restricted stock units are outstanding.  Dividend equivalents may be converted into additional restricted stock units.  Settlement of dividend equivalents may be made in the form of cash, in the form of shares, or in a combination of both.  Prior to distribution, any dividend equivalents that are not paid will be subject to the same conditions and restrictions as the restricted stock units to which they attach.

Performance Awards and Performance Goals

The granting and/or vesting of awards under the Incentive Plan may be made subject to the attainment of performance goals and may provide for a target level or level of achievement.  These performance goals include specific financial performance criteria determined by the Committee with respect to each “performance period” (defined as any period not exceeding seven years as determined by the Committee, in its sole discretion) utilizing one or more of the following factors and any objectively verifiable adjustment(s) thereto permitted and pre-established by the Committee: revenue, operating income, adjusted operating income (adjusted to add back items such as non-cash stock compensation expense), EBITDA and/or net earnings (either before or after interest, taxes, depreciation and amortization), adjusted EBITDA, net income (either before or after taxes), earnings per share, earnings as determined other than pursuant to United States generally accepted accounting principles (“GAAP”), return on gross or net assets, return on equity, return on invested capital, cash flow (including, but not limited to, operating cash flow and free cash flow), operating or gross margins, net margins, stock price appreciation, total stockholder return, customer satisfaction metrics, customer count, customer retention, cost per customer acquisition, and transaction volume, any of which may be measured with respect to the Company, or any subsidiary, affiliate or other business unit of the Company, either in absolute terms, terms of growth or as compared to any incremental increase, as compared to results of a peer group.  Awards may take into account other factors (including subjective factors).

In calculating the performance goals, the Committee may, in its discretion, determine whether any objectively determinable adjustments will be made to one or more of the performance goals with respect to a participant. Such adjustments may include one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the performance period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under GAAP; (ix) items attributable to any stock dividend, stock split, combination or exchange of shares occurring during the performance period; or (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; or (xiv) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions.

Transferability of Awards

Awards granted under the Incentive Plan generally may not be transferred other than by will or the laws of descent and distribution.  However, if permitted by the Committee, nonstatutory stock options may be transferred to a participant’s immediate family members to the extent permitted under Form S-8 under the Securities Act of 1933, as amended.  During the life of the participant, options are exercisable only by the participant or his or her guardian, legal representative, designated beneficiary, or any person to whom the option is transferred.

Change in Control

In the event of a change in control of the Company, each outstanding award will be subject to the agreement evidencing the change in control, which need not treat all outstanding awards in an identical manner.  Such agreement, without each participant’s consent, may dispose of options, stock appreciation rights or restricted stock units that are not vested as of the effective date of such change in control in any manner permitted by applicable law, including (without limitation) the cancellation of such awards without the payment of any consideration. Notwithstanding the foregoing, certain stock option and restricted stock unit award agreements provide that in the event of a change in control and so long as the participant continues to provide continuous service through the closing of such change in control, 100% of the award will immediately vest and become exercisable (to the extent applicable).  Immediately following a change in control, all outstanding awards will terminate and cease to be outstanding, except to the extent the awards (or portion thereof) have been continued or assumed.

Amendment and Termination

The Board may amend the Incentive Plan at any time and for any reason, provided that any such amendment will be subject to stockholder approval to the extent the amendment is required by applicable laws, regulations or rules. The Board may also suspend or terminate the Incentive Plan at any time and for any reason. The Incentive Plan will terminate on November 2, 2023 unless re-adopted or extended by the stockholders prior to or on such date or unless terminated earlier by the Board. No amendment, alteration, suspension, or termination of the Incentive Plan may, without the participant’s consent, impair the rights of any participant under an outstanding award.

Federal Income Tax Consequences

The following is a brief summary of the U.S. federal income tax consequences applicable to awards granted under the Incentive Plan based on the federal income tax laws in effect on the date of this proxy statement. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular participant based on his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, or other tax laws other than federal income tax law. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because individual circumstances may vary, the Company advises all participants to consult their own tax advisor concerning the tax implications of awards granted under the Incentive Plan.

A recipient of a stock option or stock appreciation right will not have taxable income upon the grant of the stock option or stock appreciation right. For nonstatutory stock options and stock appreciation rights, the participant will recognize ordinary income upon exercise in an amount equal to the difference between the fair market value of the shares and the exercise price on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

The acquisition of shares upon exercise of an incentive stock option will not result in any taxable income to the participant, except, possibly, for purposes of the alternative minimum tax. The gain or loss recognized by the participant on a later sale or other disposition of such shares will either be long-term capital gain or loss or ordinary income, depending upon whether the participant holds the shares for the legally-required period (two years from the date of grant and one year from the date of exercise). If the shares are not held for the legally-required period, the participant will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the sales price and the exercise price. Any additional gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

For awards of restricted stock, unless the participant elects to be taxed at the time of receipt of the restricted stock, the participant will not have taxable income upon the receipt of the award, but upon vesting will recognize ordinary income equal to the fair market value of the shares at the time of vesting less the amount paid for such shares (if any).  Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

A participant is not deemed to receive any taxable income at the time restricted stock units are granted. Instead, a participant will generally recognize ordinary income equal to the amount of cash and/or the fair market value of shares received less the amount paid for such award (if any) when the vested restricted stock units are settled and distributed. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

Section 409A of the Internal Revenue Code contains certain requirements for non-qualified deferred compensation arrangements with respect to a participant’s deferral and distribution elections and permissible distribution events.  Awards granted under the Incentive Plan with a deferral feature will be subject to the requirements of Section 409A.  If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received.  Also, if an award that is subject to Section 409A fails to comply with its provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

If the participant is an employee or former employee, the amount a participant recognizes as ordinary income in connection with any award is subject to withholding taxes (not applicable to incentive stock options) and the Company is generally allowed a tax deduction equal to the amount of ordinary income recognized by the participant.

The Company generally will be entitled to a tax deduction in connection with the vesting, settlement or exercise of an award under the Incentive Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income, such as when a participant exercises a nonqualified stock option. Special rules limit the deductibility of compensation paid to certain executive officers. Under Section 162(m), the annual compensation paid to any of these executive officers will be deductible only to the extent that such compensation does not exceed $1,000,000 unless such excess compensation satisfies the performance-based compensation exemption.

New Plan Benefits

The Incentive Plan does not provide for set benefits or amounts of awards, and we have not approved any awards that are conditioned on stockholder approval of the Incentive Plan. However, as discussed in further detail in the section entitled “Director Compensation” below, each of our current non-employee directors (other than Mr. Simplot who waived his right to compensation as a director) will be entitled to receive a grant of restricted stock units covering 2,500 shares under the Incentive Plan, as amended on the date of our 2020 Annual Meeting of Stockholders. The following table summarizes the restricted stock unit grants that our current non-employee directors as a group will receive if they remain a director following the 2020 Annual Meeting and highlights the fact that none of our executive officers or employees will receive any set benefits or awards that are conditioned upon stockholder approval of the Incentive Plan, as amended. All other future awards are discretionary and cannot be determined at this time.

Name and position	Dollar value	Number of shares
Trung T. Doan	—	—
Chief Executive Officer
Christopher Lee	—	—
Chief Financial Officer
All current executive officers as a group	—	—
All current directors who are not executive officers as a group (1)		7,500
All employees who are not executive officers, as a group	—	—

(1)

The actual dollar value of each applicable non-employee director’s restricted stock unit grant will not be determinable until the grant date. See the section entitled “Director Compensation” for more information. Mr. Simplot waived his right to compensation as a director.

Historical Plan Benefits

The following table sets forth, for each of the individuals and groups indicated, the total number of shares of our common stock subject to stock awards that have been granted (even if not currently outstanding) under the Incentive Plan, since it became effective through June 30, 2020.

Name and position	Number of shares subject to stock awards
Trung T. Doan(1)
Chief Executive Officer	56,000
Christopher Lee
Chief Financial Officer	19,500
All current executive officers as a group	75,500
All current directors who are not executive officers as a group(2)	41,071
Each associate of any current executive officer, current director or director nominee	14,200
Each person who received 5% or more of the awards granted under the Incentive Plan	173,265
All employees who are not executive officers, as a group	501,640

(1)	Mr. Doan is also a nominee for election as a director.
(2)	This group includes all the nominees for election as a director other than Mr. Doan.

Please also refer to the Equity Compensation Plan Information table on page 57-59 of 2019 Annual Report for further information about the shares, which may be issued upon the exercise of options, warrants and rights granted to employees, directors or consultants under all our equity compensation plans as of August 31, 2019.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of Company common stock present in person or by proxy at the annual meeting and entitled to vote is required for approval of the proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT OF SEMILEDS CORPORATION 2010 EQUITY INCENTIVE PLAN.

COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

We held our last non‑binding advisory vote regarding compensation of our named executive officers at 2018 Annual Meeting of Stockholders and expect to hold our next vote at our 2021 Annual Meeting of Stockholders. This executive compensation section discloses the compensation awarded to or earned by our “named executive officers” during fiscal year 2019 and 2018.

Summary Compensation Table

The following table sets forth all of the compensation earned by named executive officers during the relevant fiscal years.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Trung T. Doan	2019	303,750	—	—	—	—	303,750
Chief Executive Officer	2018	303,750	—	—	—	—	303,750
Christopher Lee(1)	2019
Chief Financial Officer	2018	102,893	—	6,821	—	—	109,714

(1)	Mr. Christopher Lee’s compensation did not exceed $100 thousand for the fiscal year ended August 31, 2019.

Outstanding Equity Awards at Fiscal Year-End

There was no outstanding equity award held by Mr. Doan as of the fiscal year ended August 31, 2019.

Pension Benefits

We do not maintain any defined benefit pension plans.

Nonqualified Deferred Compensation

We do not maintain any nonqualified deferred compensation plans.

Severance and Change in Control Benefits

Mr. Doan entered into an employment agreement in 2005, which provides that if he is terminated by us without cause or resigns due to a constructive termination, he will receive as severance an amount equal to six months of his then‑current salary plus his current medical insurance for six months following his termination date. We offered such severance to motivate Mr. Doan to continue as our executive officer by providing severance protection in the event that he is terminated by us without having committed any egregious act constituting cause or if we adversely change his position such that he resigns. Cause is defined as (a) the conviction of a felony or of any criminal offense involving moral turpitude; (b) the repeated failure to satisfactorily perform duties reasonably required by us; (c) material breach of the proprietary information and invention agreement, our written policies established by our Board or any term of his employment agreement; or (d) misappropriation of our property or unlawful appropriation of our corporate opportunity or our business. If we determine cause exists, we will provide Mr. Doan with written notice alleging cause and his failure to remedy the alleged cause within 30 days may result in a termination for cause. Constructive termination is defined as one of the following events when we have not received Mr. Doan’s written consent for such event: (a) a significant reduction of his duties, position or responsibilities relative to his duties, position or responsibilities in effect immediately prior to such reduction or his removal from such position, duties and responsibilities, provided that a reduction in duties, position or responsibilities solely by virtue of us being acquired and made part of a larger entity will not constitute a constructive termination; (b) a substantial reduction, without good business reasons, of the facilities and perquisites available to him immediately prior to such reduction; (c) a reduction of his base salary unless such reduction is a part of a Company‑wide reduction for similarly situated persons; or (d)a material reduction in the kind or level of employee benefits to which he is entitled immediately prior to such reduction, with the result that his overall benefits package is significantly reduced, unless such reductions are part of a Company‑wide reduction for similarly situated persons.

Employment Agreements

Mr. Doan entered into an employment agreement in 2005, which provides for the severance payments and benefits described under “Severance and Change in Control Benefits” above.

Director Compensation

Based on recommendations from Radford, our Board has adopted a director compensation policy pursuant to which non-employee members of the Board will receive the following compensation for their board and committee services:

•	an annual cash retainer for general Board service of $25,000 paid in quarterly instalments;
•	no cash payments for attendance at general Board meetings;
•

an annual cash retainer of $15,000 for serving as chairman of the Audit Committee, $9,000 for serving as the chairman of the Compensation Committee and $6,000 for serving as the chairman of the Nominating and Governance Committee, with each retainer paid in quarterly instalments;

•

an annual cash retainer of $8,000 per non-chairman member serving on the Audit Committee, $5,000 per non-chairman member serving on the Compensation Committee and $3,000 per non-chairman member serving on the Nominating and Corporate Governance Committee; and

•

each year shortly following the annual stockholder meeting an annual grant of 2,500 shares of restricted stock units, which fully vests on the earlier of the next annual meeting or the one-year anniversary of the grant date, subject to continued service through the vesting date, provided that the restricted stock units will fully vest if we are subject to a change in control during their service.

The director compensation policy requires directors to attend at least 75% of the meetings each year in order to be re-nominated. The policy also includes an equity ownership guideline whereby our directors will be expected to own and hold shares of our common stock until retirement from their Board service. We also reimburse non-employee directors for travel, lodging and other expenses incurred in connection with their attendance at Board or committee meetings.

Director Compensation Table

The following table sets forth the total compensation for our non-employee directors for the year ended August 31, 2019:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Dr. Edward Kuan Hsiung Hsieh	45,000	—	—	45,000
Walter Michael Gough	33,000	—	—	33,000
Roger Lee (1)	—	—	—	—
Scott R. Simplot(2)	—	—	—	—

(1)

Mr. Lee resigned from SemiLEDs on March 17, 2019 and resumed on September 5, 2019. He held 2,500 restricted stock units and had unpaid compensation in cash of $74,250 at the date of his resignation, which were all waived in fiscal year 2019.

(2)	Mr. Simplot waived any right to compensation.

PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our common stock as of July 29, 2020 with respect to:

•	each person, or group of affiliated persons, who is known by us to own beneficially 5% or more of our common stock;
•	each of our directors;
•	each of our named executive officers; and
•	all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. All shares of our common stock subject to options currently exercisable or exercisable within 60 days of July 29, 2020 and restricted stock units that will vest within 60 days of July 29, 2020, are deemed to be outstanding for the purpose of computing the percentage ownership of the person or group holding options and restricted stock units, but are not deemed to be outstanding for computing the percentage of ownership of any other person.

Unless otherwise indicated by the footnotes below, we believe, based on the information furnished to us, that each stockholder named in the table has sole voting and investment power with respect to all shares beneficially owned, subject to applicable community property laws.

Percentage of ownership is based on 4,006,323 shares of common stock outstanding as of July 29, 2020.

Unless otherwise indicated in the footnotes to the table, the address of each individual listed in the table is c/o SemiLEDs Corporation, 3F, No.11 Ke Jung Rd., Chu-Nan Site, Hsinchu Science Park, Chu-Nan 350, Miao-Li County, Taiwan, R.O.C.

	Shares Beneficially Owner
Name and Address of Beneficial Owner	Number		Percent
5% Stockholders:
Simplot Taiwan, Inc.	1,489,934	(1)	37.2%
J.R. Simplot Company
999 Main Street, Suite 1300 Boise, ID 83702
Trung Tri Doan	536,639	(2)	13.4%

Executive Officers and Directors:
Trung Tri Doan	536,639	(2)	13.4%
Walter Michael Gough	11,068	(3)	*
Dr. Edward Kuan Hsiung Hsieh	23,571	(3)	*
Scott R. Simplot	1,520,970	(1)(4)	38.0%
Roger Lee	2,500	(3)	*
Christopher Lee	11,500		*

All executive officers and directors as a group (6 persons)	2,106,248		52.6%

*	Indicates beneficial ownership of less than 1%.

(1)

Based on a Schedule13D/A filed June 10, 2020, Simplot Taiwan, Inc., a wholly owned subsidiary of J.R. Simplot Company, and J.R. Simplot Company share voting and investment power over all such shares. Scott Simplot is the Chairman of J.R. Simplot Company. Mr. Simplot may be deemed to have shared voting and investment power over the shares held by Simplot Taiwan, Inc. Mr. Simplot disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein. Includes 400,000 shares issuable upon exercise of outstanding convertible promissory notes.

(2)	Includes 127,141shares held by The Trung Tri Doan 2010 GRAT, of which Trung Tri Doan is the sole trustee. Includes 66,667 shares issuable upon exercise of outstanding convertible promissory notes.
(3)	Includes 2,500 restricted stock units that will vest within 60 days.
(4)

Includes 31,036 shares held by JRS Properties III L.P. JRS Management L.L.C. is the sole general partner of JRS Properties III L.P. Scott Simplot and Stephen A. Beebe are the managers of JRS Management L.L.C. As managers of JRS Management L.L.C., Mr. Simplot and Mr. Beebe share voting and investment power over the securities held by JRS Properties III L.P. Mr. Simplot may be deemed to have shared voting and investment power over the shares held by JRS Properties III L.P. Mr. Simplot disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.

Equity Compensation Plan Information

The following table summarizes information about our equity compensation plans as of August 31, 2019. All outstanding awards relate to our common stock. All share amounts are in thousands.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted- average exercise price of outstanding options, warrants and rights (2) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	39	(1)	$133.82	652
Equity compensation plans not approved by security holders	—		—	—
Total	39			652

(1)

Consists of stock options granted under the 2005 Equity Incentive Plan and the 2010 Equity Incentive Plan, and restricted stock units granted under the 2010 Equity Incentive Plan. No additional grants could be made under the 2005 Equity Incentive Plan after December 8, 2010. In April 2014 and July 2019, SemiLEDs’ stockholders approved amendments to the 2010 Plan that increased the number of shares authorized for issuance under the plan by an additional 250 thousand shares and 500 thousand shares, respectively.

(2)	The weighted average exercise price does not take into account the shares issuable upon vesting of outstanding restricted stock unit awards, which have no exercise price.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Since September 1, 2016, there has not been any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors or executive officers, any holder of more than 5% of any class of our voting securities or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than the transactions described below, some of which represent continuing transactions from prior periods.

On January 8, 2019, the Company entered into loan agreements with each of Mr. Doan, its Chairman and Chief Executive Officer, and Simplot Taiwan, Inc., its largest shareholder, with aggregate amounts of $3.2 million, and an annual interest rate of 8%. All proceeds of the loans were exclusively used to return the deposit to Formosa Epitaxy Incorporation in connection with the cancelled sale of the Company’s headquarters building pursuant to the agreement dated December 15, 2015. The Company is required to repay the loans of $1.5 million on January 14, 2021 and $1.7 million on January 22, 2021, respectively, unless the loans are sooner accelerated pursuant to the loan agreements.  As of February 28, 2019, these loans totalled $3.2 million. The loans are secured by a second priority security interest on our headquarters building.

On December 6, 2019 and on December 10, 2019, the Company issued convertible unsecured promissory notes (the “Notes”) to each of J.R. Simplot Company and Mr. Doan (together, the “Holders”), with a principal sum of $1.5 million and $500 thousand, respectively, and an annual interest rate of 3.5%. Principal and accrued interest shall be due on demand by the Holders on and at any time after May 30, 2021. The outstanding principal and unpaid accrued interest of the Notes may be converted into the Company’s common stock based on a conversion price of $3.00 per share, at the option of the Holders any time from the date of the Notes. On May 25, 2020, each of the Holders converted$300,000 of the Notes into 100,000 shares of the Company’s common stock.

Employment Agreements

See “Compensation of the Named Executive Officers and Directors—Employment Agreements.”

Policies and Procedures for Related Party Transactions

Our Board has adopted a formal, written related party transactions policy pursuant to which, our executive officers, directors, beneficial owners of more than 5% of our common stock, and any member of the immediate family of and any firm, corporation or other entity at which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial interest, are not permitted to enter into a related party transaction with us without prior consent and approval of our Audit Committee. This policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we are a participant, the aggregate amount involved will or may be expected to exceed $120,000 in any year and a related person has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity), including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness or employment by us of a related person.

The Audit Committee has determined that a related person does not have a direct or indirect material interest in the following categories of transactions and that each will be deemed to be preapproved:

•

any transaction with another company at which a related person’s only relationship is as an employee (other than an executive officer), director, or beneficial owner of less than 10% of that company’s shares, if the aggregate amount involved does not exceed the greater of $1 million or 2% of that company’s total annual revenue.

ADDITIONAL MEETING INFORMATION

Meeting Admission.  You are entitled to attend the annual meeting only if you were a holder of our common stock as of the close of business on July 29, 2020 or hold a valid proxy for the annual meeting. If attending the physical meeting, you should be prepared to present photo identification for admittance. In addition, if you are a stockholder of record, meaning that you hold shares directly with American Stock Transfer & Trust Company, LLC (“registered holders”), the inspector of elections will have your name on a list, and you will be able to gain entry with a form of photo identification.  If you are not a stockholder of record but hold shares through a broker, bank, or nominee (“street name” or “beneficial” holders), in order to gain entry you must provide proof of beneficial ownership as of the record date, such as an account statement or similar evidence of ownership, along with a form of photo identification. If you do not provide photo identification and comply with the other procedures outlined above for attending the annual meeting in person, you will not be admitted to attend the annual meeting in person.

Proxy Solicitation.  We will bear the expense of soliciting proxies. Our directors, officers and other employees, without additional compensation, may also solicit proxies personally or in writing, by telephone, e-mail, facsimile or otherwise. We are required to request that brokers, banks, and other nominees who hold stock in their names furnish our proxy materials to the beneficial owners of the stock, and we must reimburse these brokers, banks, and other nominees for the expenses of doing so, in accordance with statutory fee schedules.

Inspector of Elections.  Broadridge Financial Solutions, Inc. has been engaged as our independent inspector of elections to tabulate stockholder votes for the annual meeting.

Stockholder List.  Our list of stockholders as of July 29, 2020 will be available for inspection at our principal executive office (3F, No. 11 Ke Jung Rd., Chu-Nan Site, Hsinchu Science Park, Chu-Nan 350, Miao-Li County, Taiwan, R.O.C.) for 10 days prior to the annual meeting. If you want to inspect the stockholder list, call our Finance Department at +886-37-586788 to schedule an appointment.

OTHER MATTERS

2021 Stockholder Proposals or Nominations.  Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in the proxy statement for our 2021 Annual Meeting of Stockholders. These stockholder proposals must be submitted, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), to our principal executive office (3F, No. 11 Ke Jung Rd., Chu-Nan Site, Hsinchu Science Park, Chu-Nan 350, Miao-Li County, Taiwan, R.O.C.) in care of our Corporate Secretary. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received. We must receive all submissions no later than the close of business (5:00 p.m. Taiwan Time) on April 13, 2021.

In addition, under our Bylaws, any stockholder intending to nominate a candidate for election to the Board or to propose any business at our 2021 Annual Meeting of Stockholders, other than precatory (non-binding) proposals presented under Rule 14a-8, must give notice to our Corporate Secretary between May 28, 2021 and June 27, 2021, unless the notice also is made pursuant to Rule 14a-8. The notice must include information specified in our Bylaws, including information concerning the nominee or proposal, as the case may be, and information about the stockholder’s ownership of and agreements related to our stock. If the 2021 Annual Meeting of Stockholders is held more than 30 days from the anniversary of the 2020 Annual Meeting of Stockholders, the stockholder must submit notice of any such nomination and of any such proposal that is not made pursuant to Rule 14a-8 by the later of the 90th day before the 2021 Annual Meeting of Stockholders or the 10th day following the day on which public announcement of the date of such meeting is first made.

We will not entertain any proposals or nominations at the 2021 Annual Meeting of Stockholders that do not meet the requirements set forth in our Bylaws. If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

Appendix A

SEMILEDS CORPORATION

2010 EQUITY INCENTIVE PLAN

(AS ADOPTED NOVEMBER 2, 2010 AND EFFECTIVE DECEMBER 8, 2010)
(AS AMENDED JANUARY 9, 2014 AND APPROVED BY STOCKHOLDERS ON APRIL 10, 2014)

(AS AMENDED JUNE 14, 2019 AND APPROVED BY STOCKHOLDERS ON JULY 31, 2019)

(AS AMENDED JULY 10, 2020 AND SUBJECT TO APPROVAL OF
STOCKHOLDERS ON SEPTEMBER 25, 2020)

TABLE OF CONTENTS

(continued)

TABLE OF CONTENTS

(continued)

		Page

ARTICLE 12.	PAYMENT OF DIRECTOR’S FEES IN SECURITIES	8

12.1	Effective Date	8
12.2	Elections to Receive NSOs, Restricted Shares or Stock Units	8
12.3	Number and Terms of NSOs, Restricted Shares or Stock Units	8

ARTICLE 13.	LIMITATION ON RIGHTS	8

13.1	Retention Rights	8
13.2	Stockholders’ Rights	9
13.3	Regulatory Requirements	9

ARTICLE 14.	WITHHOLDING TAXES	9

14.1	General	9
14.2	Share Withholding	9

ARTICLE 15.	FUTURE OF THE PLAN	9

15.1	Term of the Plan	9
15.2	Amendment or Termination	9
15.3	Stockholder Approval	9

ARTICLE 16.	DEFINITIONS	9

SEMILEDS CORPORATION
2010 EQUITY INCENTIVE PLAN

ARTICLE 1.                        INTRODUCTION.

The Plan was adopted by the Board effective as of the IPO Date.  The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership.  The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may constitute ISOs or NSOs) or stock appreciation rights.

The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except their choice-of-law provisions).

ARTICLE 2.                        ADMINISTRATION

2.1                               Committee Composition.  The Compensation Committee of the Board shall administer the Plan.  The Committee shall consist exclusively of members of the Board, who shall be appointed by the Board.  In addition, each member of the Committee shall meet the following requirements:

(a)                                 Any listing standards prescribed by the principal securities market on which the Company’s equity securities are traded;

(b)                                Such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

(c)                                 Any other requirements imposed by applicable law, regulations or rules.

2.2                               Committee Responsibilities.  The Committee shall (a) select the Employees, Outside Directors and Consultants who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) amend any outstanding Awards, (d) accelerate the vesting or extend the post-termination exercise term of Awards at any time and under such terms and conditions as it deems appropriate, (e) correct any defect, supplying any omission or reconciling any inconsistency in the Plan or any agreement evidencing an Award, (f) interpret the Plan, (g) make all other decisions relating to the operation of the Plan, (h) adopt such plans or subplans as may be deemed necessary or appropriate to provide for the participation by service providers of the Company, its Parent, Subsidiaries and Affiliates who reside outside of the U.S., which plans and/or subplans shall be attached hereto as Appendices and (i) carry out any other duties delegated to it by the Board under the Plan.  The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan.  The Committee’s determinations under the Plan shall be final and binding on all persons.

2.3                               Non-Officer Grants.  The Board may also appoint additional committees of the Board composed of one or more directors of the Company.  The additional committees need not satisfy the requirements of Section 2.1.  Such committees may (a) administer the Plan with respect to Employees and Consultants who are not Outside Directors and are not considered executive officers of the Company under section 16 of the Exchange Act, (b) grant Awards under the Plan to such Employees and Consultants and (c) determine all features and conditions of such Awards.  Within the limitations of this Section 2.3, any reference in the Plan to the Committee shall include these additional committees to whom the Board has delegated the required authority under this Section 2.3.

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ARTICLE 3.                        SHARES AVAILABLE FOR GRANTS.

3.1                               Basic Limitation.  Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares.  The aggregate number of Common Shares issued under the Plan shall not exceed (a) one million four-hundred-and-twenty-one thousand four hundred twenty-eight (1,421,428) (1) Common Shares plus (b) the additional Common Shares described in Sections 3.2.  The number of Common Shares that are subject to Awards outstanding at any time under the Plan shall not exceed the number of Common Shares that then remain available for issuance under the Plan.  All Common Shares available under the Plan may be issued upon the exercise of ISOs.  The limitation of this Section 3.1 shall be subject to adjustment pursuant to Article 10.

3.2                               Shares Returned to Reserve.  If Options, SARs or Stock Units are forfeited or terminate for any other reason before being exercised or settled, then the Common Shares subject to such Options, SARs or Stock Units shall again become available for issuance under the Plan.  If SARs are exercised, then only the number of Common Shares (if any) actually issued in settlement of such SARs shall reduce the number available under Section 3.1 and the balance shall again become available for issuance under the Plan.  If Stock Units are settled, then only the number of Common Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 3.1 and the balance shall again become available for issuance under the Plan.  If Restricted Shares or Common Shares issued upon the exercise of Options are reacquired by the Company pursuant to a forfeiture provision or for any other reason, then such Common Shares shall again become available for issuance under the Plan.

3.3                               Dividend Equivalents.  Any dividend equivalents paid or credited under the Plan shall not be applied against the number of Common Shares that may be issued under the Plan, whether or not such dividend equivalents are converted into Stock Units.

ARTICLE 4.                        GENERAL.

4.1                               Eligibility.  Only Employees, Outside Directors, and Consultants shall be eligible to participate in the Plan.

4.2                               Incentive Stock Options.  Only Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs.  In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the additional requirements set forth in section 422(c)(5) of the Code are satisfied.

4.3                               Other Grants.  Only Employees, Outside Directors and Consultants shall be eligible for the grant of Restricted Shares, Stock Units, NSOs or SARs.

4.4                               Restrictions on Shares.  Any Shares issued pursuant to an Award shall be subject to such rights of repurchase and other transfer restrictions as the Committee may determine, in its sole discretion.  Such restrictions shall apply in addition to any restrictions that may apply to holders of Shares generally and shall also comply to the extent necessary with applicable law.  In no event shall the Company be required to issue fractional Shares under this Plan.

(1)  Such amount as well as all other share numbers in this Plan have been adjusted to reflect the one-for-fourteen reverse stock split effective as of the IPO date.

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4.5                               Beneficiaries.  Unless stated otherwise in an agreement evidencing an Award and then only to the extent permitted by applicable law, a Participant may designate one or more beneficiaries with respect to an Award by timely filing the prescribed form with the Company.  A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Participant’s death.  If no beneficiary was designated or if no designated beneficiary survives the Participant, then after a Participant’s death any vested Award(s) shall be transferred or distributed to the Participant’s estate.

4.6                               Performance Conditions.  The Committee may, in its discretion, include performance conditions in an Award.  If performance conditions are included in Awards, then such Awards will be subject to the achievement of Performance Goals with respect to a Performance Period established by the Committee.  Before any Shares underlying an Award or any Award payments are released with respect to a Performance Period, the Committee shall certify in writing that the Performance Goals for such Performance Period have been satisfied.

ARTICLE 5.                        OPTIONS.

5.1                               Stock Option Agreement.  Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company.  Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan.  The Stock Option Agreement shall specify whether the Option is an ISO or an NSO.  The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.  Subject to an Optionee’s consent, Options may be granted in consideration of a reduction in the Optionee’s other compensation.

5.2                               Number of Shares.  Each Stock Option Agreement shall specify the number of Common Shares subject to the Option, which shall be subject to adjustment in accordance with Article 10.  Options granted to an Optionee in a single fiscal year of the Company shall not cover more than 35,000 Common Shares.  The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 10.

5.3                               Exercise Price.  Each Stock Option Agreement shall specify the Exercise Price.  In the case of an ISO (a) granted to an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries, the Exercise Price shall be no less than 110% of the Fair Market Value on the date of grant; and (b) granted to any other Employee, the Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant.

5.4                               Exercisability and Term.  Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become exercisable.  The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant, except that the term of an ISO granted to an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall in no event exceed 5 years from the date of grant.  A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service.  Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited.

5.5                               Modification or Assumption of Options.  Within the limitations of the Plan, the Committee may modify, reprice, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price.  The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

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5.6                               Buyout Provisions.  The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

5.7                               Assignment or Transfer of Options.  No Option or interest therein shall be transferred, assigned, pledged or hypothecated by the Optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process, other than (i) by will or by the laws of descent and distribution, or (ii) in the case of an NSO, as otherwise expressly permitted by the Committee including, if so permitted, pursuant to a transfer to such Optionee’s Immediate Family.  An Option may be exercised, subject to the terms of the Plan and the applicable Stock Option Agreement, only by the Optionee, the guardian or legal representative of the Optionee, a beneficiary designated pursuant to Section 4.5, or any person to whom such Option is transferred pursuant to this paragraph.

ARTICLE 6.                        PAYMENT FOR OPTION SHARES.

6.1                               General Rule.  The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased, except that the Committee at its sole discretion may accept payment of the Exercise Price in any other form(s) described in this Article 6.  However, if the Optionee is an Outside Director or executive officer of the Company, he or she may pay the Exercise Price in a form other than cash or cash equivalents only to the extent permitted by section 13(k) of the Exchange Act.

6.2                               Surrender of Stock.  With the Committee’s consent, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee.  Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan.

6.3                               Exercise/Sale.  With the Committee’s consent, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company.

6.4                               Other Forms of Payment.  With the Committee’s consent, all or any part of the Exercise Price and any withholding taxes may be paid in any other form that is consistent with applicable laws, regulations and rules.

ARTICLE 7.                        STOCK APPRECIATION RIGHTS.

7.1                               SAR Agreement.  Each grant of an SAR under the Plan shall be evidenced by an SAR Agreement between the Optionee and the Company.  Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan.  The provisions of the various SAR Agreements entered into under the Plan need not be identical.  Subject to an Optionee’s consent, SARs may be granted in consideration of a reduction in the Optionee’s other compensation.

7.2                               Number of Shares.  Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains and shall be subject to adjustment in accordance with Article 10.  SARs granted to an Optionee in a single fiscal year shall in no event pertain to more than 35,000 Common Shares.  The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 10.

7.3                               Exercise Price.  Each SAR Agreement shall specify the Exercise Price.

7.4                               Exercisability and Term.  Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable and/or may include time-based vesting or performance-based vesting (including Performance Goals pursuant to Section 4.6).  The SAR Agreement shall also specify the term of the SAR,

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which shall not exceed ten (10) years from the date of grant.  An SAR Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service.  SARs may be awarded in combination with Options or Restricted Shares, and such an Award may provide that the SARs will not be exercisable unless the related Options or Restricted Shares are forfeited.  An SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter.  Notwithstanding any other provision of the Plan or the SAR Agreement, no SAR can be exercised after the expiration date provided in the applicable SAR Agreement.

7.5                               Exercise of SARs.  Upon exercise of an SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Committee shall determine.  The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price.  If, on the date when an SAR expires, the Exercise Price is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion.  An SAR Agreement may also provide for an automatic exercise of the SAR on an earlier date.

7.6                               Modification or Assumption of SARs.  Within the limitations of the Plan, the Committee may modify, reprice, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price.  The foregoing notwithstanding, no modification of an SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR.

ARTICLE 8.                        RESTRICTED SHARES.

8.1                               Restricted Stock Agreement.  Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company.  Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan.  The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

8.2                               Payment for Awards.  Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, property, past services and future services.

8.3                               Vesting Conditions.  Each Award of Restricted Shares may or may not be subject to vesting.  Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement.  The Committee may include among such conditions the requirement that the performance of the Company or a business unit of the Company for a specified period of one or more fiscal years equal or exceed a target determined in advance by the Committee.  The Committee shall determine such performance.  Such target may be based on one or more of the criteria set forth in the Performance Goals.  The Committee shall identify such target not later than the 90th day of such period.  In no event shall more than 35,000 Restricted Shares that are subject to performance-based vesting conditions be granted to any Participant in a single fiscal year of the Company.  The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 10.  A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events.

8.4                               Voting and Dividend Rights.  The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders.  A Restricted Stock Agreement, however, may require that any cash dividends paid on Restricted Shares (a) be accumulated and paid when such Restricted Shares vest or (b) be invested in additional Restricted Shares.  Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

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ARTICLE 9.                        STOCK UNITS.

9.1                               Stock Unit Agreement.  Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company.  Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan.  The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical.  Subject to a recipient’s consent, Stock Units may be granted in consideration of a reduction in the recipient’s other compensation.

9.2                               Payment for Awards.  To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

9.3                               Vesting Conditions.  Each Award of Stock Units may or may not be subject to vesting.  Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement.  The Committee may include among such conditions the requirement that the performance of the Company or a business unit of the Company for a specified period of one or more fiscal years equal or exceed a target determined in advance by the Committee.  The Committee shall determine such performance.  Such target may be based on one or more of the criteria set forth in the Performance Goals.  The Committee shall identify such target not later than the 90th day of such period.  In no event shall more than 35,000 Stock Units that are subject to performance-based vesting conditions be granted to any Participant in a single fiscal year of the Company, except that up to 35,000 Stock Units subject to performance-based vesting conditions may be granted to a new Employee in the fiscal year of the Company in which his or her Service commences.  The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 10.  A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events.

9.4                               Voting and Dividend Rights.  The holders of Stock Units shall have no voting rights.  Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents.  Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Stock Unit is outstanding.  Dividend equivalents may be converted into additional Stock Units.  Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both.  Prior to distribution, any dividend equivalents that are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

9.5                               Form and Time of Settlement of Stock Units.  Settlement of vested Stock Units may be made in the form of (a) cash, (b) Common Shares or (c) any combination of both, as determined by the Committee.  The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors.  Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Common Shares over a series of trading days.  Vested Stock Units may be settled in a lump sum or in installments.  The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date.  The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents.  Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 10.

9.6                               Death of Recipient.  Any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries.  Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company.  A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death.  If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s estate.

9.7                               Creditors’ Rights.  A holder of Stock Units shall have no rights other than those of a general creditor of the Company.  Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

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ARTICLE 10.                                         PROTECTION AGAINST DILUTION.

10.1                        Adjustments.  In the event of a subdivision of the outstanding Common Shares, a stock split, a reverse stock split, a declaration of a dividend payable in Common Shares or a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, or any other increase or decrease in the number of issued Common Shares effected without receipt of consideration by the Company, corresponding adjustments shall automatically be made in each of the following:

(a)                                 The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Article 3;

(b)                                 The limitations set forth in Sections 5.2, 7.2, 8.3 and 9.3;

(c)                                  The number of Common Shares covered by each outstanding Option and SAR;

(d)                                 The Exercise Price under each outstanding Option and SAR; and

(e)                                  The number of Stock Units included in any prior Award that has not yet been settled.

In the event of a declaration of an extraordinary dividend with respect to the Common Shares payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a recapitalization, a rights offering, a reorganization, a merger, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of the foregoing, and its determination shall be final, binding and conclusive.  Except as provided in this Article 10, a Participant shall have no rights by reason of any issuance by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

10.2                        Dissolution or Liquidation.  To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

10.3                        Change in Control.  Individual agreements evidencing Awards may provide for vesting acceleration if the Company is subject to a Change in Control.  In addition, in the event that the Company is subject to a Change in Control, outstanding Options, SARs, Stock Units and Restricted Shares acquired under the Plan shall be subject to the agreement evidencing the Change in Control, which need not treat all outstanding Options, SARs or Stock Units (or portion thereof) in an identical manner.  Such agreement, without each Participant’s consent, may dispose of Options, SARs or Stock Units (or portions thereof) that are not vested as of the effective date of such Change in Control in any manner permitted by applicable law, including (without limitation) the cancellation of such Options, SARs or Stock Units (or portions thereof) without the payment of any consideration.  Such agreement, without each Participant’s consent, may provide for one or more of the following with respect to Options, SARs or Stock Units (or portions thereof) granted to each Participant that are vested and exercisable as of the closing date of such Change in Control:

(a)                                 The continuation of such outstanding Awards (or portion thereof) by the Company (if the Company is the surviving corporation).

(b)                                 The assumption of such outstanding Awards (or portion thereof) by the surviving corporation or its parent, provided that the assumption of Options or SARs shall comply with section 424(a) of the Code (whether or not the Options are ISOs).

(c)                                  The substitution by the surviving corporation or its parent of new awards for such outstanding Awards (or portion thereof), provided that the substitution of Options or SARs shall comply with section 424(a) of the Code (whether or not the Options are ISOs).

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(d)                                 The cancellation of outstanding Options and SARs (or portion thereof) and a payment to the Participants equal to the excess of (i) the Fair Market Value of the Common Shares subject to such Options and SARs as of the closing date of such Change in Control over (ii) their Exercise Price.  Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount or any combination of the foregoing consideration.  If the Exercise Price of the Common Shares subject to such Options and SARs exceeds the Fair Market Value of such Common Shares, then such Options and SARs may be cancelled without making a payment to the Optionees.  For purposes of this Subsection (d), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security.

(e)                                  The cancellation of outstanding Stock Units (or portion thereof) and a payment to the Participants equal to the Fair Market Value of the Common Shares subject to such Stock Units as of the closing date of such Change in Control.  Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount or any combination of the foregoing consideration.  For purposes of this Subsection (e), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security.

(f)                                   The cancellation of outstanding Options and SARs (or portion thereof) for no consideration.

Immediately following a Change in Control, all outstanding Options, SARs and Stock Units shall terminate and cease to be outstanding, except to the extent such Options, SARs and Stock Units (or portion thereof) have been continued or assumed, as described in Sections 10.3(a) and/or 10.3(b).

ARTICLE 11.                                         AWARDS UNDER OTHER PLANS.

The Company may grant awards under other plans or programs.  Such awards may be settled in the form of Common Shares issued under this Plan.  Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3.

ARTICLE 12.                                         PAYMENT OF DIRECTOR’S FEES IN SECURITIES.

12.1                        Effective Date.  No provision of this Article 12 shall be effective unless and until the Board has determined to implement such provision.

12.2                        Elections to Receive NSOs, Restricted Shares or Stock Units.  An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board.  Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan.  An election under this Article 12 shall be filed with the Company on the prescribed form.

12.3                        Number and Terms of NSOs, Restricted Shares or Stock Units.  The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board.  The Board shall also determine the terms of such NSOs, Restricted Shares or Stock Units.

ARTICLE 13.                                         LIMITATION ON RIGHTS.

13.1                        Retention Rights.  Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an Employee, Outside Director or Consultant.  The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the Service of any Employee, Outside Director or Consultant at any time, with or without cause or notice, subject to applicable laws, the Company’s certificate of incorporation and by-laws and a written employment or consulting agreement (if any).

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13.2                        Stockholders’ Rights.  A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, if applicable, the time when he or she becomes entitled to receive such Common Shares by filing any required notice of exercise and paying any required Exercise Price.  No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

13.3                        Regulatory Requirements.  Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required.  The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

ARTICLE 14.                                         WITHHOLDING TAXES.

14.1                        General.  To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan.  The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

14.2                        Share Withholding.  To the extent that applicable law subjects a Participant to tax withholding obligations, the Committee may permit such Participant to satisfy all or part of such obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired.  Such Common Shares shall be valued at their Fair Market Value on the date when they are withheld or surrendered.  This Section 14.2 shall apply only to the minimum extent required by applicable tax laws.

ARTICLE 15.                                         FUTURE OF THE PLAN.

15.1                        Term of the Plan.  The Plan, as set forth herein, shall become effective on the IPO Date.  The Plan shall remain in effect until the earlier of (a) the date when the Plan is terminated under Section 15.2 or (b) the 13th anniversary of the date when the Board adopted the Plan.

15.2                        Amendment or Termination.  The Board may, at any time and for any reason, amend or terminate the Plan.  No Awards shall be granted under the Plan after the termination thereof.  The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

15.3                        Stockholder Approval.  An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.

ARTICLE 16.                                         DEFINITIONS.

16.1                        “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

16.2                        “Award” means any award of an Option, an SAR, a Restricted Share or a Stock Unit under the Plan.

16.3                        “Board” means the Company’s Board of Directors, as constituted from time to time.

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16.4                        “Change in Control” means:

(a)                                 The consummation of a merger or consolidation of the Company or any other corporate reorganization or business combination transaction of the Company with or into another corporation, entity or person;

(b)                                 The sale, transfer or other disposition of all or substantially all of the Company’s assets;

(c)                                  A change in the composition of the Board, as a result of which fewer than 50% of the incumbent directors are directors who either:

(i)                                     Had been directors of the Company on the date 24 months prior to the date of such change in the composition of the Board (the “Original Directors”); or

(ii)                                  Were appointed to the Board, or nominated for election to the Board, with the affirmative votes of at least a majority of the aggregate of (A) the Original Directors who were in office at the time of their appointment or nomination and (B) the directors whose appointment or nomination was previously approved in a manner consistent with this Paragraph (ii); or

(d)                                 Any transaction as a result of which any person is the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company’s then outstanding voting securities.  For purposes of this Subsection (d), the term “person” shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

16.5                        “Code” means the Internal Revenue Code of 1986, as amended.

16.6                        “Committee” means the Compensation Committee of the Board, as further described in Article 2.

16.7                        “Common Share” means one share of the common stock of the Company.

16.8                        “Company” means SemiLEDs Corporation, a Delaware corporation.

16.9                        “Consultant” means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor.

16.10                 “Employee” means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

16.11                 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

16.12                 “Exercise Price,” in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.  “Exercise Price,” in the case of an SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

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16.13                 “Fair Market Value” means the market price of a Common Share as determined in good faith by the Committee.  Such determination shall be conclusive and binding on all persons.  The Fair Market Value shall be determined by the following:

(i)                     If the Common Shares are admitted to trading on any established national stock exchange or market system on the date in question then the Fair Market Value shall be equal to the closing sales price for such Common Shares as quoted on such national exchange or system on such date; or

(ii)                  if the Common Shares are admitted to quotation or are regularly quoted by a recognized securities dealer but selling prices are not reported on the date in question, then the Fair Market Value shall be equal to the mean between the bid and asked prices of the Common Shares reported for such date.

In each case, the applicable price shall be the price reported in The Wall Street Journal or such other source as the Committee deems reliable; provided, however, that if there is no such reported price for the Common Shares for the date in question, then the Fair Market Value shall be equal to the price reported on the last preceding date for which such price exists.  If neither (i) or (ii) are applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

16.14                 “Immediate Family” means, except as otherwise defined by the Committee, any child, sibling, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, sister-in-law, or brother-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Participant) own more than fifty percent (50%) or more of the voting interests.

16.15                 “IPO Date” means the effective date of the registration statement filed by the Company with the Securities and Exchange Commission for its initial offering of Common Shares to the public.

16.16                 “ISO” means an incentive stock option described in section 422(b) of the Code.

16.17                 “NSO” means a stock option not described in sections 422 or 423 of the Code.

16.18                 “Option” means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.

16.19                 “Optionee” means an individual, estate or other person holding an Option or SAR.

16.20                 “Outside Director” means a member of the Board who is not an Employee.

16.21                 “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

16.22                 “Participant” means an individual, estate or other person holding an Award.

16.23                 “Performance Goals” means specific financial performance criteria determined by the Committee with respect to each Performance Period utilizing one or more of the following factors and any objectively verifiable adjustment(s) thereto permitted and pre-established by the Committee: revenue, operating income, adjusted operating income (adjusted to add back items such as non-cash stock compensation expense), EBITDA and/or net earnings (either before or after interest, taxes, depreciation and amortization), adjusted EBITDA, net income (either before or after taxes), earnings per share, earnings as determined other than pursuant to United States generally accepted accounting principles (“GAAP”), return on gross or net assets, return on equity, return on invested capital, cash flow (including, but not limited to, operating cash flow and free cash flow), operating or gross margins, net

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margins, stock price appreciation, total stockholder return, customer satisfaction metrics, customer count, customer retention, cost per customer acquisition, and transaction volume, any of which may be measured with respect to the Company, or any Subsidiary, affiliate or other business unit of the Company, either in absolute terms, terms of growth or as compared to any incremental increase, as compared to results of a peer group.  Awards may also take into account other factors (including subjective factors).

The Committee may, in its discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under GAAP; (ix) items attributable to any stock dividend, stock split, combination or exchange of shares occurring during the Performance Period; or (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; or (xiv) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions.

16.24                 “Performance Period” means any period not exceeding seven (7) years as determined by the Committee, in its sole discretion.  The Committee may establish different Performance Periods for different Participants and the Committee may establish concurrent or overlapping Performance Periods.

16.25                 “Plan” means this SemiLEDs Corporation 2010 Equity Incentive Plan, as amended from time to time.

16.26                 “Restricted Share” means a Common Share awarded under the Plan.

16.27                 “Restricted Stock Agreement” means the agreement between the Company and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.

16.28                 “SAR” means a stock appreciation right granted under the Plan.

16.29                 “SAR Agreement” means the agreement between the Company and a Participant that contains the terms, conditions and restrictions pertaining to his or her SAR.

16.30                 “Service” means service as an Employee, Outside Director or Consultant.

16.31                 “Stock Option Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

16.32                 “Stock Unit” means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.

16.33                 “Stock Unit Agreement” means the agreement between the Company and the recipient of a Stock Unit that contains the terms, conditions and restrictions pertaining to such Stock Unit.

16.34                 “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  KEEP THIS PORTION FOR YOUR RECORDS  DETACH AND RETURN THIS PORTION ONLY  TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date  To withhold authority to vote for any  individual nominee(s), mark “For All  Except” and write the number(s) of the  nominee(s) on the line below.  0 0 0  0 0 0  0 0 0  0000472516_1 R1.0.1.18  For Withhold For All  All All Except  The Board of Directors recommends you vote FOR  the following:  1. Election of Directors  Nominees  01 Trung T. Doan 02 Walter Michael Gough 03 Dr. Edward Hsieh 04 Roger Lee 05 Scott R. Simplot  SEMILEDS CORPORATION  3F NO. 11 KE JUNG ROAD  CHU-NAN SITE, HSINCHU SCIENCE PARK  CHU-NAN 350  MIAO-LI COUNTY, TAIWAN R.O.C.  VOTE BY INTERNET - www.proxyvote.com  Use the Internet to transmit your voting instructions and for electronic delivery of  information. Vote by 11:59 P.M. ET on 09/24/2020. Have your proxy card in hand when  you access the web site and follow the instructions to obtain your records and to create  an electronic voting instruction form.  ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS  If you would like to reduce the costs incurred by our company in mailing proxy materials,  you can consent to receiving all future proxy statements, proxy cards and annual reports  electronically via e-mail or the Internet. To sign up for electronic delivery, please follow  the instructions above to vote using the Internet and, when prompted, indicate that you  agree to receive or access proxy materials electronically in future years.  VOTE BY PHONE - 1-800-690-6903  Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET  on 09/24/2020. Have your proxy card in hand when you call and then follow the  instructions.  VOTE BY MAIL  Mark, sign and date your proxy card and return it in the postage-paid envelope we have  provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,  NY 11717.  The Board of Directors recommends you vote FOR proposals 2. and 3. For Against Abstain  2. Ratification of the appointment of KCCW Accountancy Corp as our independent registered public accounting firm  for fiscal year 2020.  3. Approve the amendment of the SemiLEDs Corporation 2010 Equity Incentive Plan.  NOTE: Transact such other business as may properly come before the annual meeting(including adjournments and  postponements.  Please sign exactly as your name(s) appear(s) hereon. When signing as  attorney, executor, administrator, or other fiduciary, please give full  title as such. Joint owners should each sign personally. All holders must  sign. If a corporation or partnership, please sign in full corporate or  partnership name, by authorized officer.

0000472516_2 R1.0.1.18  Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/  are available at www.proxyvote.com  SEMILEDS CORPORATION  Annual Meeting of Stockholders  September 25, 2020  This Proxy is solicited by the Board of Directors  The undersigned stockholder of SemiLEDs Corporation (the "Company") hereby constitutes and appoints TRUNG T. DOAN as proxy and attorney-in-fact of the undersigned, with full power  of substitution, to vote all of the shares of common stock of the Company standing in the name of the undersigned at the Annual Meeting of Stockholders to be held on Friday, September  25, 2020 at 9:00 A.M. local time at SemiLEDs Sin-an office, 3rd floor, No. 11, Ke Jung Road, Chu-Nan, Hsinchu Science Park, Miao-Li County, Taiwan, and at any adjournment(s) and  postponement(s) thereof. If you need directions to the Annual Meeting so that you may attend and vote in person, please contact investor@semileds.com.  Unless a contrary direction is indicated, the proxyholders will vote the undersigned's shares FOR the election of the nominees for director, FOR Ratification of the appointment  of KCCW Accountancy Corp as our independent registered public accounting firm for fiscal year 2020, FOR the amendment of the SemiLEDs Corporation 2010 Equity Incentive  Plan and in accordance with the judgment of the proxyholder on any other business as may properly come before the meeting or any adjournment or postponement thereof. If  specific instructions are indicated, this Proxy will be voted in accordance therewith  IF YOU ELECT TO VOTE BY MAIL, PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.  If you vote by telephone or the Internet, please DO NOT mail back this proxy card  Continued and to be signed on reverse side